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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21786

ING Global Advantage and Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:                             February 29

Date of reporting period:                          August 31, 2012

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2012

ING Global Advantage and Premium Opportunity Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGA.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified global equity portfolio and employing an option strategy of writing index call options equivalent to a significant portion of its equity portfolio. The Fund also hedges most of its foreign currency exposure to seek to reduce volatility of total returns.

For the period ended August 31, 2012, the Fund made quarterly distributions totaling $0.62 per share, characterized as $0.40 per share return of capital and $0.22 per share net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of 2.28% including reinvestments for the period ended August 31, 2012.(1) This NAV return reflects a decrease in the Fund’s NAV from $12.66 on February 29, 2012 to $12.27 on August 31, 2012. Based on its

share price, the Fund provided a total return of 0.65% including reinvestments for the period ended August 31, 2012.(2) This share price return reflects a decrease in the Fund’s share price from $11.90 on February 29, 2012 to $11.35 on August 31, 2012.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to help you grow, protect and enjoy your wealth. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.inginvestment.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews

President & Chief Executive Officer

ING Funds

October 5, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the fund’s Shareholder Service Department at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2012

As our new fiscal year started, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends were enjoying what would become the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of the earlier optimism was undermined by events. From there the recovery was almost as dramatic and for the six month period the index gained just 0.72%. (The MSCI World IndexSM returned (0.14)% for the six months ended August 31, 2012, measured in U.S. dollars.)

Much of the first quarter’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. In March, the Bureau of Labor Statistics announced a three-month average of 245,000 new jobs created and the unemployment rate down to 8.3%. But the deterioration was fast, culminating in the July report which showed only 80,000 jobs created the prior month with the three month average down to 75,000 and the labor force participation rate languishing near decades-low levels.

By the end of July, the trend in other economic statistics was mixed to negative. Retail sales had fallen for three months. The national purchasing managers’ index of manufacturing activity signaled contraction. Personal spending was practically stagnant; wages & salaries sluggish. Gross domestic product (“GDP”) growth was reported at 1.5% (quarter over quarter annualized) in the second quarter, down from 2.0% in the first.

Also clearly slowing was China, responsible for much of the global GDP growth in recent years. GDP increased by 7.6% in the second quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite all this gloom, global equities ended July having already recovered 8% (in fits and starts) from the low point in early June. What was propelling stocks higher was the subject of much debate.

The answer seemed to lie in a sense that the euro zone’s enduring sovereign debt crisis was approaching some kind of end game. Disillusionment with the European Central Bank’s (“ECB”) Longer Term Refinancing Operations (“LTRO”) had set in, amid a growing backlash against fiscal austerity. Attention became focused on Spain, with its uncompetitive markets, restrictive practices, nearly 25% unemployed and shaky banking system.

Matters came to a head after a recapitalization bailout for Spanish banks worth up to €100 billion was finally requested in June. This was approved by euro zone leaders, but it took a number of attempts before a workable plan emerged in the last few days of June.

Attention returned to Greece in July where bailout creditors prepared to examine the country’s fiscal state. The continuation of Greece’s bailout would rest on the outcome, and it did not look good. With prospects for the euro looking increasingly tenuous, ECB President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Details would be scarce until September, but the plan appeared to imply another step towards the mutualization of euro zone bonds, which many consider to be a key part of the ultimate solution. In early August, German Chancellor Merkel crucially expressed support.

This and rather better economic news from the U.S. in August on employment, a rise in home prices and an upward revision to GDP growth supported markets until the end of our reporting period. In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 2.97% in the six months through August. While a sub-index of the BCAB, the Barclays Capital U.S Treasury Index, underperformed slightly with a return of 2.70%, long-dated Treasuries returned a remarkable 8.75%. Another sub-index of the BCAB, the Barclays Capital U.S. Corporate Investment Grade Bond Index, outperformed, rising 4.69%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB) was slightly stronger, gaining 4.80%.

U.S. equities, represented by the S&P 500® Index including dividends, rose by 4.14% in the six months, not helped by Goldman Sachs’ recommendation on June 21st to sell the index short. With almost all S&P 500® companies having reported, operating earnings per share reached a new record in the second quarter and stood just over 2% higher than in the same quarter of 2011. By sector, only telecommunications showed a double-digit return, returning19.99%, followed by consumer staples with a return of 8.83%. Energy was the worst performer, losing 3.16% followed by materials losing 2.65%.

In currency markets, the ongoing euro zone crisis drove the dollar up 7.18% against the euro. But the dollar barely moved against the pound, gaining just 0.16%. Since the U.K. prints its own currency, U.K. government bonds acquired their own “safe haven” status as the euro zone crisis played out, despite the U.K.’s close links to the euro zone. The dollar lost 2.30% to the yen, perhaps the ultimate safe haven with its strength apparently impervious to years of low interest rates and supported by a still considerable, if falling, current account surplus.

In international markets, the MSCI Japan® Index slumped 11.94% for the six months through August, falling harder than other markets in April and May as investors fretted about the effect of the euro zone crisis and the slowdown in China on Japan’s export-focused economy. The MSCI Europe ex UK® Index edged up 1.34%, the relief from LTRO all too short as fears for the euro loomed large. Sentiment was also depressed by flat to falling GDP and unemployment reaching 11.3%. The MSCI UK® Index slipped 0.20%. The U.K. economy re-entered recession in the face of slumping construction activity and austerity measures aimed at cutting the budget deficit.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE BuyWrite Monthly Index”)	A passive total return index based on selling the near-term, at-the-money S&P 500® Index call option against the S&P 500® stock index portfolio each month, on the day the current contract expires.
Morgan Stanley Capital International — Europe, Australasia and Far East® Index (“MSCI EAFE® Index”)	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification

as of August 31, 2012

(as a percentage of net assets)

United States	57.0%
United Kingdom	9.1%
Japan	8.6%
Australia	3.9%
France	3.7%
Switzerland	3.5%
Germany	3.3%
Netherlands	2.1%
Sweden	1.4%
Spain	1.3%
Countries between 0.1%-1.1%^	6.1%
Liabilities in Excess of Other Assets*	0.0%

Net Assets	100.0%

*	Includes short-term investments.

^	Includes 16 countries, which each represents 0.1%-1.1% of net assets.

Portfolio holdings are subject to change daily.

ING Global Advantage and Premium Opportunity Fund’s (the “Fund”) primary investment objective is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by:

•	investing at least 80% of its managed assets in a diversified global equity portfolio; and

•	utilizing an integrated option writing strategy.

The Fund is managed by Paul Zemsky, Vincent Costa, Jody I. Hrazanek, Sam Lam and Frank van Etten, Portfolio Managers, ING Investment Management Co. LLC — the Sub-Adviser.*

Equity Portfolio Construction: Under normal market conditions, the Fund invests in a diversified portfolio of common stocks of companies located in a number of different countries throughout the world, normally in approximately 750-1500 common stocks, seeking to reduce the Fund’s exposure to individual stock risk. The Fund normally invests across a broad range of countries (usually 25-30 countries), industries and market sectors, including investments in issuers located in countries with emerging markets.

The Fund’s weighting between U.S. and international equities depends on the Sub-Adviser’s ongoing assessment of market opportunities for the Fund. Under normal market conditions, the Fund seeks to maintain a target weighting of 60% in U.S. domestic common stocks and not less than 40% in international (ex-U.S.) common stocks.

The Fund’s Integrated Option Strategy: The option strategy of the Fund is designed to seek gains and lower volatility of total returns over a market cycle by writing (selling) index call options on selected indices and/or exchange traded funds (“ETFs”) in an amount equal to approximately 60% to 100% of the value of the Fund’s holdings in common stocks.

Writing index call options involves granting the buyer the right to appreciation of the value of an index above a particular price (the “strike price”) at a particular time. If the purchaser exercises an index call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the strike price of the option.

The Fund seeks to generate gains from its portfolio index call option strategy and, to a lesser extent, income from dividends on the common stocks held in the Fund’s portfolio. The extent of call option writing activity depends upon market conditions and the Sub-Adviser’s ongoing assessment of the attractiveness of writing call options on selected indices and/or ETFs. Call options are primarily written in over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may also write call options in exchange-listed option markets.

The Fund writes call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options. Lastly, in order to reduce volatility of NAV returns, the Fund employs a policy to hedge major foreign currencies.

Performance: Based on net asset value (“NAV”) as of August 31, 2012, the Fund provided a total return of 2.28% for the period. This NAV return reflects a decrease in the Fund’s NAV from $12.66 on February 29, 2012 to $12.27 on August 31, 2012. Based on its share price as of August 31, 2012, the Fund provided a total return of 0.65% for the period. This share price return reflects a decrease in the Fund’s share price from $11.90 on February 29, 2012 to $11.35 on August 31, 2012. The S&P 500® Index, the MSCI EAFE® Index and the CBOE BuyWrite Monthly Index returned 4.14%, (4.00)% and 3.51%, respectively, for the reporting period. The Fund uses a blended

Top Ten Holdings as of August 31, 2012

(as a percentage of net assets)

Apple, Inc.	2.8%
ExxonMobil Corp.	1.8%
Microsoft Corp.	1.3%
Chevron Corp.	1.0%
Google, Inc. — Class A	1.0%
Pfizer, Inc.	1.0%
Procter & Gamble Co.	0.9%
International Business Machines Corp.	0.8%
General Electric Co.	0.8%
Nestle S.A.	0.8%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

reference index that consists of 60% the S&P 500® Index and 40% the MSCI EAFE® Index. For the reporting period, this reference index returned 0.87%. During the period, the Fund made quarterly distributions totaling $0.62 per share, characterized as $0.40 per share return of capital and $0.22 per share net investment income. As of August 31, 2012, the Fund had 18,340,467 shares outstanding.

Overview: It was a remarkably calm late summer; trading volumes dropped almost more than short-term interest rates. Despite little concrete action from policymakers, market worries over the euro crisis faded. In the background the global economic engine continued to hum at an uncomfortably low level, but it seemed that markets noticed that the level of activity was no longer decelerating and started to anticipate a modest rebound in output over the second half of the year.

Equity Portfolio: The domestic equity sleeve underperformed its reference index, the S&P 500® Index, for the reporting period. Security selection among consumer staples and telecommunications services companies was the biggest drag on performance. Much of that drag, however, was offset by selection within the consumer discretionary, energy, industrial and information technology sectors.

The international equity sleeve also lagged its reference index, the MSCI EAFE® Index. Selection among materials, utilities and consumer staples detracted the most from results; selection among the consumer discretionary, industrial and financial sectors contributed most to results.

Options Portfolio: The Fund generates premiums and seeks gains by writing (selling) call options on a variety of market indices on a portion of the value of the equity portfolio. During the period, the Fund sold short-maturity options on the S&P 500® Index, the DJ Eurostoxx 50 Index®, the Nikkei 225 Index, the FTSE 100 Index® and the S&P/ASX 200 Index. The construction of the international option portfolio is such that there is a low tracking error with the reference index of the international portion of the equity portfolio, which is the MSCI EAFE® Index. The strike prices of the traded options were typically at or near the money, and the expiration dates ranged between three and six weeks. We maintained the coverage ratio at approximately 65-70% throughout the period.

In aggregate, the options portfolio contributed to performance for the reporting period. Option positions particularly contributed during the middle of the period when equity markets were weak. Equity volatility, as measured by the VIX Index, was unstable during the period — although the VIX ended the period slightly lower than it began, there were a number of spikes along the way, with a peak in June.

The Fund continued its policy of hedging major foreign currency exposures in order to reduce volatility of NAV returns. These hedges contributed to performance during the period as the U.S. dollar strengthened against a number of the major currencies.

Outlook and Current Strategy: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advanced forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process seeks to combine the forecasted alpha with estimates of risk and trading costs for each stock to construct a diversified portfolio.

*	On September 6, 2012, the Fund’s Board of Trustees approved adding an additional sub-adviser and subsequent changes to the Fund’s investment strategies. Shareholder approval is required to add the new sub-adviser. The shareholder meeting is expected to occur on or about December 20, 2012.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2012 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$225,030,481
Short-term investments at fair value**	1,531,235

Total Investments at fair value	$226,561,716

Cash collateral for futures	73,660
Foreign currencies at value***	316,161
Receivables:
Investments securities sold	3,950
Dividends	590,391
Foreign tax reclaims	134,668
Unrealized appreciation on forward foreign currency contracts	133,793
Prepaid expenses	805
Reimbursement due from manager	6,351

Total assets	227,821,495

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	1,136,146
Payable for investment management fees	22,908
Payable for administrative fees	19,107
Payable to custodian due to bank overdraft	7,453
Payable for trustee fees	2,419
Other accrued expenses and liabilities	110,264
Written options, at fair value^	1,554,555

Total liabilities	2,852,852

NET ASSETS	$224,968,643

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$225,925,004
Distributions in excess of net investment income	(581,371)
Accumulated net realized loss	(5,711,061)
Net unrealized appreciation	5,336,071

NET ASSETS	$224,968,643

* Cost of investments in securities	$219,700,978
** Cost of short-term investments	$1,531,235
*** Cost of foreign currencies	$311,307
^ Premiums received on written options	$2,536,454

Net assets	$224,968,643
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	18,340,467
Net asset value and redemption price per share	$12.27

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2012 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,528,871
Interest	10,095

Total investment income	3,538,966

EXPENSES:
Investment management fees	846,524
Transfer agent fees	12,250
Administrative service fees	112,869
Shareholder reporting expense	24,012
Professional fees	27,398
Custody and accounting expense	99,878
Trustee fees	3,672
Miscellaneous expense	22,768

Total expenses	1,149,371
Net waived and reimbursed fees	(18,714)

Net expenses	1,130,657

Net investment income	2,408,309

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,012,884
Foreign currency related transactions	871,395
Futures	134,769
Written options	(1,120,018)

Net realized gain	2,899,030

Net change in unrealized appreciation (depreciation) on:
Investments	(4,096,672)
Foreign currency related transactions	429,784
Futures	(83,029)
Written options	2,699,658

Net change in unrealized appreciation (depreciation)	(1,050,259)

Net realized and unrealized gain	1,848,771

Increase in net assets resulting from operations	$4,257,080

* Foreign taxes withheld	$176,611

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended August 31, 2012	Year Ended February 29, 2012
FROM OPERATIONS:
Net investment income	$2,408,309	$4,035,464
Net realized gain	2,899,030	16,611,481
Net change in unrealized (depreciation)	(1,050,259)	(16,786,516)

Increase in net assets resulting from operations	4,257,080	3,860,429

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,007,469)	(24,121,012)
Return of capital	(7,436,982)	—

Total distributions	(11,444,451)	(24,121,012)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	—	871,120

	—	871,120
Net increase in net assets resulting from capital share transactions	—	871,120

Net decrease in net assets	(7,187,371)	(19,389,463)

NET ASSETS:
Beginning of year or period	232,156,014	251,545,477

End of year or period	$224,968,643	$232,156,014

Undistributed (distributions in excess of) net investment income at end of year or period	$(581,371)	$1,017,789

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance														Ratios and Supplemental Data
			Income (loss) from investment operations				Less distributions									Ratios to average net assets
	Net asset value, beginning of year or period		Net investment income gain (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/recoupment(3)	Net expenses after expense waiver/recoupment(3)(4)		Net investment income after expense waiver/recoupment(3)(4)		Portfolio turnover rate
Year or period ended	($)		($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)		(%)		(%)
08-31-12	12.66		0.14		0.09	0.23	0.22	—	0.40	0.62	12.27	11.35	2.28	0.65	224,969	1.02	1.00		2.13		65
02-29-12	13.76		0.22	•	0.00 *	0.22	1.32	—	—	1.32	12.66	11.90	2.43	(3.44)	232,156	1.00	1.00		1.76		135
02-28-11	13.37		0.20		1.57	1.77	1.38	—	—	1.38	13.76	13.72	14.05	6.32	251,545	0.98	0.99	†	1.48	†	164
02-28-10	11.29		0.21	•	3.64	3.85	—	—	1.77	1.77	13.37	14.30	35.81	57.38	242,426	1.01	1.00	†	1.61	†	141
02-28-09	17.79		0.31	•	(4.95)	(4.64)	0.74	—	1.12	1.86	11.29	10.42	(26.96)	(28.32)	204,546	0.99	0.99	†	2.01	†	178
02-29-08	21.19		0.30	•	(0.73)	(0.43)	—	2.40	0.57	2.97	17.79	16.73	(2.40)	(7.87)	324,275	0.97	0.97	†	1.45	†	194
02-28-07	20.24		0.26		2.55	2.81	0.04	1.54	0.28	1.86	21.19	21.11	14.81	24.40	385,433	0.95	0.95		1.29		132
10-31-05(5) - 02-28-06	19.06	(6)	0.06	•	1.28	1.34	0.16	—	—	0.16	20.24	18.61	7.08	(6.17)	365,374	1.06	1.00		0.86		41

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(5)	Commencement of operations.
(6)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE.

Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable and market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

presented when the Fund has a significant amount of Level 3 investments.

For the period ended August 31, 2012, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported mounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer duration, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter duration.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of August 31, 2012, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $133,793, which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of August 31, 2012. There were no credit events during the six months ended August 31, 2012 that triggered any credit related contingent features.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

As of August 31, 2012, the Fund had a liability position of $2,690,701 on open forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of August 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties. As of August 31, 2012 the Fund did not post collateral for its open derivatives transactions. There were no credit events during the six months ended August 31, 2012 that triggered any credit related contingent features.

H. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of reign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

During the period ended August 31, 2012, the Fund used forward foreign currency contracts to hedge its investments in non-U.S. dollar denominated equity securities in an attempt to decrease the volatility of the Fund’s NAV.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

During the period ended August 31, 2012, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $4,561,657 and $93,200,619, respectively.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. During the period, the Fund limited its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended August 31, 2012, the Fund had purchased futures contracts on various equity indices primarily to provide exposures to such index returns while allowing the fund managers to maintain a certain level of cash balances in the Fund. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended August 31, 2012, the Fund had an average notional value of $4,456,048 on purchased futures contracts.

I. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund generates premiums and seeks gains by writing OTC call options on indices on a portion of the value of the equity portfolio. Please refer to Note 6 for the volume of written option activity during the period ended August 31, 2012.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 0.75% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2012, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company. Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds Services, LLC (the “Administrator”), a Delaware limited liability company, serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses (and acquired fund fees and expenses) to 1.00% of average daily managed assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement.

Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund.

As of August 31, 2012, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

August 31,
2013	2014	2015	Total
$—	$—	$18,714	$18,714

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the period ended August 31, 2012, excluding short-term securities, were $146,136,321 and $153,062,843, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written OTC call options on equity indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/29/12	214,991	$2,646,412
Options Written	1,341,046	18,132,278
Options Expired	(554,633)	(6,072,083)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(787,545)	(12,170,153)

Balance at 08/31/12	213,859	$2,536,454

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Reinvestment of distributions	Net increase in shares outstanding	Reinvestment of distributions	Net increase
Year or period ended	#	#	($)	($)
8/31/2012	—	—	—	—
2/29/2012	66,109	66,109	871,120	871,120

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2012. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2011
Ordinary Income
$24,121,012

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 are detailed in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$(11,123,258)	$(3,824,866)	2017

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of August 31, 2012, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not

expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2012, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.280	9/17/2012	10/15/2012	10/3/2012

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

On September 6, 2012, the Fund’s Board of Trustees approved adding a new sub-adviser and subsequent changes to the Fund’s investment strategies. Shareholder approval is required to add the new sub-adviser. The shareholder meeting is expected to occur on or about December 20, 2012.

The Fund has evaluated events occurring after the balance sheet date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: 99.9%
	Australia: 3.9%
30,809	BHP Billiton Ltd.	$1,020,170	0.4
16,266	Commonwealth Bank of Australia	923,054	0.4
32,097	Westpac Banking Corp.	824,862	0.4
716,821	Other Securities	5,973,908	2.7
		8,741,994	3.9
	Austria: 0.2%
97,740	Other Securities	443,669	0.2

	Belgium: 0.4%
34,194	Other Securities	852,265	0.4

	China: 0.0%
34,000	Other Securities	107,897	0.0

	Denmark: 0.5%
39,465	Other Securities	1,073,588	0.5

	Finland: 0.5%
62,533	Other Securities	1,117,163	0.5

	France: 3.7%
9,750	Sanofi-Aventis	797,548	0.4
22,223	Total S.A.	1,107,965	0.5
197,498	Other Securities	6,360,396	2.8
		8,265,909	3.7
	Germany: 3.2%
14,081	BASF AG	1,092,897	0.5
132,019	Other Securities	6,084,034	2.7
		7,176,931	3.2
	Hong Kong: 1.1%
863,670	Other Securities	2,480,456	1.1

	Ireland: 0.5%
39,312	Other Securities	1,241,429	0.5

	Israel: 0.2%
39,729	Other Securities	519,869	0.2

	Italy: 0.7%
397,655	Other Securities	1,469,578	0.7

	Japan: 8.6%
20,600	Toyota Motor Corp.	819,161	0.3
2,096,547	Other Securities	18,647,039	8.3
		19,466,200	8.6

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Luxembourg: 0.1%
11,658	Other Securities	$172,403	0.1

	Macau: 0.1%
56,400	Other Securities	200,086	0.1

	Netherlands: 2.1%
24,439	Royal Dutch Shell PLC - Class A	854,987	0.4
29,145	Royal Dutch Shell PLC - Class B	1,051,458	0.5
117,530	Other Securities	2,791,336	1.2
		4,697,781	2.1
	New Zealand: 0.1%
71,393	Other Securities	171,150	0.1

	Norway: 0.6%
43,452	Other Securities	1,344,031	0.6

	Portugal: 0.3%
117,506	Other Securities	731,912	0.3

	Singapore: 0.8%
848,000	Other Securities	1,696,627	0.8

	Spain: 1.3%
288,404	Other Securities	2,930,149	1.3

	Sweden: 1.4%
178,522	Other Securities	3,212,551	1.4

	Switzerland: 3.5%
27,845	Nestle S.A.	1,729,832	0.8
24,237	Novartis AG	1,429,271	0.6
7,132	Roche Holding AG - Genusschein	1,296,552	0.6
57,153	Other Securities	3,518,657	1.5
		7,974,312	3.5
	United Kingdom: 9.1%
28,199	BHP Billiton PLC	825,283	0.4
175,847	BP PLC	1,233,487	0.5
20,920	British American Tobacco PLC	1,096,401	0.5
37,566	GlaxoSmithKline PLC	851,480	0.4
153,632	HSBC Holdings PLC	1,338,339	0.6
387,911	Vodafone Group PLC	1,118,721	0.5
1,521,824	Other Securities	13,945,146	6.2
		20,408,857	9.1

See Accompanying Notes to Financial Statements

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: 57.0%
10,258		3M Co.	$949,891	0.4
11,329		Amgen, Inc.	950,730	0.4
9,548		Apple, Inc.	6,351,711	2.8
46,461		AT&T, Inc.	1,702,331	0.8
12,541	@	Berkshire Hathaway, Inc.	1,057,708	0.5
20,098		Chevron Corp.	2,254,192	1.0
28,288		Coca-Cola Co.	1,057,971	0.5
36,330		Comcast Corp. - Class A	1,218,145	0.5
23,716		CVS Caremark Corp.	1,080,264	0.5
27,387		Eli Lilly & Co.	1,229,950	0.6
45,274		ExxonMobil Corp.	3,952,420	1.8
12,152		General Dynamics Corp.	796,077	0.4
83,705		General Electric Co.	1,733,531	0.8
3,163	@	Google, Inc. - Class A	2,166,940	1.0
17,697		Home Depot, Inc.	1,004,305	0.4
9,257		International Business Machines Corp.	1,803,726	0.8
19,359		Johnson & Johnson	1,305,377	0.6
33,098		JPMorgan Chase & Co.	1,229,260	0.5
2,249		Mastercard, Inc.	951,102	0.4
13,711		McDonald’s Corp.	1,226,997	0.5
37,743		Merck & Co., Inc.	1,624,836	0.7
91,271		Microsoft Corp.	2,812,972	1.3
52,417		Oracle Corp.	1,658,998	0.7
90,048		Pfizer, Inc.	2,148,545	1.0
18,789		Philip Morris International, Inc.	1,677,858	0.7
29,303		Procter & Gamble Co.	1,968,869	0.9
15,161		United Technologies Corp.	1,210,606	0.5
17,415		UnitedHealth Group, Inc.	945,634	0.4
38,376		Verizon Communications, Inc.	1,647,865	0.7
6,664		Visa, Inc.	854,658	0.4
12,971		Wal-Mart Stores, Inc.	941,695	0.4

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: (continued)
33,422	Wells Fargo & Co.	$1,137,351	0.5
2,281,607	Other Securities	75,610,169	33.6
		128,262,684	57.0
	Total Common Stock (Cost $219,458,652)	224,759,491	99.9

PREFERRED STOCK: 0.1%
	Germany: 0.1%
5,558	Other Securities	256,270	0.1
	Total Preferred Stock (Cost $242,326)	256,270	0.1

RIGHTS: 0.0%
	Spain: 0.0%
10,958	Other Securities	14,720	0.0
	Total Rights (Cost $—)	14,720	0.0
	Total Long-Term Investments (Cost $219,700,978)	225,030,481	100.0

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
1,531,235	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,531,235)	1,531,235	0.7
	Total Short-Term Investments (Cost $1,531,235)	1,531,235	0.7

	Total Investments in Securities (Cost $221,232,213)	$226,561,716	100.7
	Liabilities in Excess of Other Assets	(1,593,073)	(0.7)

	Net Assets	$224,968,643	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

See Accompanying Notes to Financial Statements

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

Cost for federal income tax purposes is $222,543,992.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,005,098
Gross Unrealized Depreciation	(12,987,374)

Net Unrealized Appreciation	$4,017,724

Sector Diversification	Percentage of Net Assets
Financials	17.5%
Information Technology	14.0%
Consumer Staples	11.9%
Health Care	11.2%
Consumer Discretionary	10.9%
Industrials	10.8%
Energy	10.2%
Materials	5.5%
Telecommunication Services	4.4%
Utilities	3.6%
Short-Term Investments	0.7%
Liabilities in Excess of Other Assets	(0.7)%

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$8,741,994	$—	$8,741,994
Austria	—	443,669	—	443,669
Belgium	56	852,209	—	852,265
China	—	107,897	—	107,897
Denmark	—	1,073,588	—	1,073,588
Finland	—	1,117,163	—	1,117,163
France	—	8,265,909	—	8,265,909
Germany	—	7,176,931	—	7,176,931
Hong Kong	—	2,480,456	—	2,480,456
Ireland	1,241,429	—	—	1,241,429
Israel	—	519,869	—	519,869
Italy	—	1,469,578	—	1,469,578
Japan	47,963	19,418,237	—	19,466,200
Luxembourg	—	172,403	—	172,403
Macau	—	200,086	—	200,086
Netherlands	—	4,697,781	—	4,697,781
New Zealand	—	171,150	—	171,150
Norway	—	1,344,031	—	1,344,031
Portugal	—	731,912	—	731,912
Singapore	28,000	1,668,627	—	1,696,627
Spain	—	2,930,149	—	2,930,149
Sweden	—	3,212,551	—	3,212,551
Switzerland	646,760	7,327,552	—	7,974,312
United Kingdom	102,061	20,306,796	—	20,408,857
United States	128,262,684	—	—	128,262,684

Total Common Stock	130,328,953	94,430,538	—	224,759,491

Preferred Stock	—	256,270	—	256,270
Rights	—	—	14,720	14,720
Short-Term Investments	1,531,235	—	—	1,531,235

Total Investments, at fair value	$131,860,188	$94,686,808	$14,720	$226,561,716

See Accompanying Notes to Financial Statements

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2012
Other Financial Instruments+
Futures	$29,059	$—	$—	$29,059
Forward Foreign Currency Contracts	—	133,793	—	133,793

Total Assets	$131,889,247	$94,820,601	$14,720	$226,724,568

Liabilities Table
Other Financial Instruments+
Written Options	$—	$(1,554,555)	$—	$(1,554,555)
Forward Foreign Currency Contracts	—	(1,136,146)	—	(1,136,146)

Total Liabilities	$—	$(2,690,701)	$—	$(2,690,701)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended August 31, 2012.

At August 31, 2012, the following forward foreign currency contracts were outstanding for the ING Global Advantage and Premium Opportunity Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	Singapore Dollar	2,150,000	Sell	09/19/12	$1,720,160	$1,724,812	$(4,652)
Barclays Bank PLC	Norwegian Krone	8,000,000	Sell	09/19/12	1,343,315	1,379,451	(36,136)
Barclays Bank PLC	Swiss Franc	7,200,000	Sell	09/19/12	7,410,381	7,543,939	(133,558)
Barclays Bank PLC	Australian Dollar	8,600,000	Sell	09/19/12	9,003,263	8,869,470	133,793
Brown Brothers Harriman & Co.	Japanese Yen	1,550,000,000	Sell	09/19/12	19,556,287	19,799,758	(243,471)
Citigroup, Inc.	Swedish Krona	22,100,000	Sell	09/19/12	3,295,081	3,334,716	(39,635)
Credit Suisse First Boston	British Pound	14,100,000	Sell	09/19/12	22,187,830	22,387,194	(199,364)
Credit Suisse First Boston	EU Euro	20,900,000	Sell	09/19/12	25,832,086	26,293,013	(460,927)
Credit Suisse First Boston	Danish Krone	6,550,000	Sell	09/19/12	1,087,710	1,106,113	(18,403)

							$(1,002,353)

ING Global Advantage and Premium Opportunity Fund Open Futures Contracts on August 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	8	09/21/12	$587,400	$10,244
S&P 500 E-Mini	9	09/21/12	632,295	18,815

			$1,219,695	$29,059

See Accompanying Notes to Financial Statements

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

ING Global Advantage and Premium Opportunity Fund Written OTC Options on August 31, 2012:

# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Indices
1,336	UBS Warburg LLC	Call on S&P/ASX 200 Index	4,308.300	AUD	09/13/12	$70,671	$(56,773)
5,376	Citigroup, Inc.	Call on Euro Stoxx 50® Index	2,437.040	EUR	09/13/12	409,246	(294,746)
2,544	Barclays Bank PLC	Call on FTSE 100 Index	5,851.510	GBP	09/13/12	330,495	(53,197)
140,011	Citigroup, Inc.	Call on Nikkei 225 Index	8,978.600	JPY	09/13/12	319,874	(99,782)
64,592	Barclays Bank PLC	Call on S&P 500® Index	1,413.490	USD	09/26/12	1,406,168	(1,050,057)

			Total Written OTC Options			$2,536,454	$(1,554,555)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$133,793
Equity contracts	Net Assets- Unrealized appreciation*	29,059

Total Asset Derivatives		$162,852

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,136,146
Equity contracts	Written options, at fair value	1,554,555

Total Liability Derivatives		$2,690,701

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended August 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign currency related transactions*	Futures	Written options	Total
Equity contracts	$—	$134,769	$(1,120,018)	$(985,249)
Foreign exchange contracts	1,165,003	—	—	1,165,003

Total	$1,165,003	$134,769	$(1,120,018)	$179,754

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign currency related transactions*	Futures	Written options	Total
Equity contracts	$—	$(83,029)	$2,699,658	$2,616,629
Foreign exchange contracts	431,765	—	—	431,765

Total	$431,765	$(83,029)	$2,699,658	$3,048,394

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2012:
% of Total Net Assets against which calls written	67.70%
Average Days to Expiration at time written	35 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$2,536,454
Value of calls	($1,554,555)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

An annual meeting of shareholders of the ING Global Advantage and Premium Opportunity Fund was held July 5, 2012, at the offices of ING Funds, 7337 East Doubletree Ranch Road Suite 100, Scottsdale, AZ 85258.

ING Global Advantage and Premium Opportunity Fund, Class I Trustees

At this meeting, a proposal was submitted to elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors. The proposal passed with the following votes recorded.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Class I Trustees	Colleen D. Baldwin	16,129,633.760	1,096,570.391		17,226,204.151
	Robert W. Crispin	14,623,959.801	2,602,244.350		17,226,204.151
	Peter S. Drotch	16,108,320.794	1,117,883.357		17,226,204.151

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2012 DISTRIBUTIONS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
March 15, 2012	April 2, 2012	April 16, 2012
June 15, 2012	July 2, 2012	July 16, 2012
September 17, 2012	October 1, 2012	October 15, 2012
December 17, 2012	December 27, 2012	January 15, 2013

Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGA).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2012 was 10,711, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on

August 2, 2012 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

Computershare Shareowner Services LLC

480 Washington Boulevard

Jersey City, New Jersey 07310-1900

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

SAR-UIGA	(0812-102412)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS
as of August 31, 2012 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.9%
	Australia: 3.9%
13,070	AGL Energy Ltd.	$205,318	0.1
6,227	ALS Ltd./Queensland	53,446	0.0
40,643	Alumina Ltd.	31,217	0.0
29,299	AMP Ltd.	135,650	0.1
2,227	ASX Ltd.	70,224	0.0
25,409	Australia & New Zealand Banking Group Ltd.	654,842	0.3
7,090	Bendigo Bank Ltd.	55,604	0.0
30,809	BHP Billiton Ltd.	1,020,170	0.5
7,257	Caltex Australia Ltd.	117,658	0.1
33,511	CFS Retail Property Trust	66,433	0.0
5,914	Coca-Cola Amatil Ltd.	83,779	0.0
16,266	Commonwealth Bank of Australia	923,054	0.4
5,096	Computershare Ltd.	44,431	0.0
5,199	CSL Ltd.	239,280	0.1
52,905	Dexus Property Group	52,359	0.0
44,023	Fortescue Metals Group Ltd.	162,735	0.1
16,306	GPT Group	59,185	0.0
4,048	Iluka Resources Ltd.	38,831	0.0
32,129	Insurance Australia Group	138,359	0.1
3,403	Lend Lease Corp., Ltd.	29,990	0.0
6,424	Macquarie Group Ltd.	179,489	0.1
59,741	Metcash Ltd.	226,038	0.1
20,397	Mirvac Group	28,546	0.0
24,717	National Australia Bank Ltd.	647,078	0.3
1,730	Newcrest Mining Ltd.	44,782	0.0
5,551	Orica Ltd.	139,458	0.1
11,398	Origin Energy Ltd.	140,988	0.1
7,285	OZ Minerals Ltd.	47,169	0.0
4,987	QBE Insurance Group Ltd.	67,435	0.0
2,352	Ramsay Health Care Ltd.	60,613	0.0
6,441	Rio Tinto Ltd.	330,789	0.2
2,487	Santos Ltd.	29,014	0.0
3,074	Sonic Healthcare Ltd.	42,741	0.0
20,648	Stockland	68,044	0.0
11,727	Suncorp-Metway Ltd.	111,815	0.1
16,796	Tattersall’s Ltd.	47,266	0.0
44,658	Telstra Corp., Ltd.	177,741	0.1
53,496	Toll Holdings Ltd.	257,552	0.1
9,823	Transurban Group	61,528	0.0
4,076	Wesfarmers Ltd.	145,929	0.1
12,152	Westfield Group	124,911	0.1
31,118	Westfield Retail Trust	93,145	0.0
32,097	Westpac Banking Corp.	824,862	0.4
2,173	Woodside Petroleum Ltd.	77,373	0.0
12,607	Woolworths Ltd.	386,674	0.2
7,207	WorleyParsons Ltd.	198,449	0.1
		8,741,994	3.9

	Austria: 0.2%
93,402	Immofinanz Immobilien Anlagen AG	299,606	0.1
2,788	OMV AG	92,377	0.1
1,550	Raiffeisen International Bank Holding AG	51,686	0.0
		443,669	0.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Belgium: 0.4%
8,153		Anheuser-Busch InBev NV	$685,930	0.3
22,364		Anheuser-Busch InBev ST	56	0.0
1,124		Groupe Bruxelles Lambert S.A.	77,528	0.1
1,446		Mobistar SA	45,746	0.0
1,107		Telenet Group Holding NV	43,005	0.0
			852,265	0.4

		China: 0.0%
34,000		BOC Hong Kong Holdings Ltd.	107,897	0.0

		Denmark: 0.5%
1,809		Coloplast A/S	360,834	0.2
1,808	@	Danske Bank A/S	31,315	0.0
2,945		Novo-Nordisk A/S	462,683	0.2
32,903		TDC A/S	218,756	0.1
			1,073,588	0.5

		Finland: 0.5%
11,377		Elisa OYJ	240,370	0.1
14,730		Fortum OYJ	271,804	0.1
11,390		Orion Oyj	233,646	0.1
9,974		Pohjola Bank PLC	112,227	0.0
10,666		UPM-Kymmene OYJ	117,910	0.1
4,396		Wartsila OYJ	141,206	0.1
			1,117,163	0.5

		France: 3.7%
7,170		Accor S.A.	226,765	0.1
494		Atos Origin	28,890	0.0
36,777		AXA S.A.	530,247	0.2
8,320		BNP Paribas	360,090	0.2
394		Bureau Veritas S.A.	36,311	0.0
1,551		Christian Dior S.A.	221,003	0.1
8,682		CNP Assurances	105,162	0.1
1,410		Dassault Systemes S.A.	136,704	0.1
1,363		Edenred	36,367	0.0
13,485		Electricite de France SA	274,262	0.1
3,291		Fonciere Des Regions	230,980	0.1
3,476		France Telecom S.A.	48,000	0.0
2,512		Gecina S.A.	240,086	0.1
6,376		Groupe Danone	396,970	0.2
665		ICADE	50,478	0.0
1,739		Iliad SA	275,265	0.1
1,378		JC Decaux SA	31,405	0.0
7,883		Klepierre	253,780	0.1
771		L’Oreal S.A.	94,691	0.1
176		LVMH Moet Hennessy Louis Vuitton S.A.	28,677	0.0
15,960		Natixis	43,483	0.0
2,480		Publicis Groupe	128,559	0.1
5,602		Renault S.A.	261,257	0.1
5,631		Rexel SA	109,843	0.1
9,750		Sanofi-Aventis	797,548	0.4
11,888		Scor S.A.	291,998	0.1
1,585		Societe BIC S.A.	170,497	0.1
5,244	@	Societe Generale	138,246	0.1

See Accompanying Notes to Financial Statements

1

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS
as of August 31, 2012 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		France: (continued)
2,796		Sodexho Alliance S.A.	$220,897	0.1
2,551		Technip S.A.	268,067	0.1
2,327		Thales S.A.	77,191	0.0
22,223		Total S.A.	1,107,965	0.5
212		Unibail	43,118	0.0
5,380		Vinci S.A.	233,549	0.1
24,699		Vivendi	483,391	0.2
1,164		Wendel	87,473	0.0
2,066		Zodiac Aerospace	196,694	0.1
			8,265,909	3.7

		Germany: 3.2%
4,533		Adidas AG	354,636	0.2
1,795		Allianz AG	196,525	0.1
14,081		BASF AG	1,092,897	0.5
4,848		Bayer AG	375,427	0.2
973		Bayerische Motoren Werke AG	70,364	0.0
1,263		Continental AG	125,310	0.1
1,010		DaimlerChrysler AG	49,400	0.0
5,717		Deutsche Bank AG	202,663	0.1
7,189		Deutsche Boerse AG	370,574	0.2
30,473		Deutsche Post AG	591,079	0.3
21,341		Deutsche Telekom AG	254,555	0.1
2,559		Fresenius AG	272,745	0.1
4,959		Hannover Rueckversicheru - Reg	302,448	0.1
4,495		HeidelbergCement AG	226,486	0.1
3,204		Henkel KGaA - Vorzug	241,694	0.1
306		Hugo Boss AG	28,261	0.0
6,330		Infineon Technologies AG	43,684	0.0
6,468		Lanxess	489,845	0.2
1,635		MAN AG	150,611	0.1
2,589		Merck KGaA	295,769	0.1
1,532		Muenchener Rueckversicherungs AG	226,394	0.1
7,212		SAP AG	473,837	0.2
3,247		Siemens AG	306,487	0.1
7,133		Suedzucker AG	238,936	0.1
1,208		Volkswagen AG	196,304	0.1
			7,176,931	3.2

		Hong Kong: 1.1%
36,970		AIA Group Ltd.	127,536	0.1
8,000		Cheung Kong Holdings Ltd.	109,228	0.1
34,000		CLP Holdings Ltd.	283,593	0.1
258,000		First Pacific Co.	277,568	0.1
56,000	@	Galaxy Entertainment Group Ltd.	159,716	0.1
10,000		Hang Lung Properties Ltd.	34,328	0.0
2,100		Hang Seng Bank Ltd.	29,934	0.0
43,000		Henderson Land Development Co., Ltd.	265,264	0.1
3,100		Hong Kong Exchanges and Clearing Ltd.	41,334	0.0
4,000		Power Assets Holdings Ltd.	32,430	0.0
3,000		Hutchison Whampoa Ltd.	26,323	0.0
20,000		Link Real Estate Investment Trust	89,342	0.1
97,000		NWS Holdings Ltd.	155,035	0.1
122,000		PCCW Ltd.	46,944	0.0
32,000		Sino Land Co.	52,653	0.0
5,000		Sun Hung Kai Properties Ltd.	65,083	0.0

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong: (continued)
6,500		Swire Pacific Ltd.	$76,978	0.0
58,000		Wharf Holdings Ltd.	358,770	0.2
65,000		Wheelock & Co., Ltd.	248,397	0.1
			2,480,456	1.1

		Ireland: 0.5%
1,285		Accenture PLC	79,156	0.0
11,975		Ingersoll-Rand PLC	559,951	0.2
26,052		XL Group PLC	602,322	0.3
			1,241,429	0.5

		Israel: 0.2%
25,466	@	Bank Hapoalim BM	78,795	0.0
3,908		Israel Chemicals Ltd.	42,455	0.0
1,438	@	NICE Systems Ltd.	45,151	0.0
8,917		Teva Phaemaceutical Industries Ltd.	353,468	0.2
			519,869	0.2

		Italy: 0.7%
2,800		Assicurazioni Generali S.p.A.	39,841	0.0
95,175		Enel S.p.A.	313,104	0.1
12,541		ENI S.p.A.	276,713	0.1
10,163		Exor SpA	242,219	0.1
34,662	@	Fiat S.p.A	188,380	0.1
64,274		Intesa Sanpaolo S.p.A.	100,721	0.1
8,674		Pirelli & C S.p.A.	95,240	0.1
149,105		Telecom Italia S.p.A.	138,533	0.1
10,813		Terna S.p.A	37,527	0.0
9,448	@	UniCredit SpA	37,300	0.0
			1,469,578	0.7

		Japan: 8.6%
6,400		Advantest Corp.	93,692	0.1
3,500		Aeon Co., Ltd.	40,305	0.0
1,500		Aeon Credit Service Co., Ltd.	28,905	0.0
4,600		Aisin Seiki Co., Ltd.	147,060	0.1
3,600		Alfresa Holdings Corp.	178,147	0.1
89,000		Aozora Bank Ltd.	266,781	0.1
4,500		Asahi Group Holdings, Ltd	109,204	0.1
6,000		Asahi Kasei Corp.	31,360	0.0
16,000		Bank of Yokohama Ltd.	74,383	0.0
900		Benesse Holdings, Inc.	44,606	0.0
12,600		Brother Industries Ltd.	128,292	0.1
11,500		Canon, Inc.	383,321	0.2
65		Central Japan Railway Co.	566,628	0.3
18,000		Chiyoda Corp.	238,438	0.1
16,200		Chubu Electric Power Co., Inc.	193,117	0.1
106,000		Sumitomo Mitsui Trust Holdings, Inc.	297,215	0.1
5,800		Citizen Watch Co., Ltd.	32,379	0.0
13,000		Daihatsu Motor Co., Ltd.	213,324	0.1
300		Daito Trust Construction Co., Ltd.	29,374	0.0
17,000		Daiwa House Industry Co., Ltd.	237,971	0.1
4,381		East Japan Railway Co.	294,115	0.1
3,700		Eisai Co., Ltd.	169,294	0.1
2,200		FamilyMart Co., Ltd.	106,292	0.1
9,700		Fuji Photo Film Co., Ltd.	161,811	0.1
74,000		Fukuoka Financial Group, Inc.	292,348	0.1

See Accompanying Notes to Financial Statements

2

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS
as of August 31, 2012 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
750	Hakuhodo DY Holdings, Inc.	$49,303	0.0
2,400	Hirose Electric Co., Ltd.	249,871	0.1
6,200	Honda Motor Co., Ltd.	197,534	0.1
9,300	Ibiden Co., Ltd.	141,317	0.1
2,300	Idemitsu Kosan Co., Ltd.	185,436	0.1
117,000	IHI Corp.	252,369	0.1
10	Inpex Holdings, Inc.	57,205	0.0
47,000	Isuzu Motors Ltd.	241,066	0.1
24,900	Itochu Corp.	253,969	0.1
5,000	Iyo Bank Ltd.	40,669	0.0
1,300	Japan Petroleum Exploration Co.	50,834	0.0
10,200	Japan Tobacco, Inc.	309,276	0.1
13,900	JFE Holdings, Inc.	176,606	0.1
47	Jupiter Telecommunications Co.	47,963	0.0
19,900	Kansai Electric Power Co., Inc.	148,836	0.1
5,400	Kao Corp.	163,456	0.1
20	KDDI Corp.	143,474	0.1
10,000	Kinden Corp.	62,339	0.0
12,000	Koito Manufacturing Co., Ltd.	150,172	0.1
4,500	Konami Corp.	103,962	0.1
30,000	Konica Minolta Holdings, Inc.	223,513	0.1
5,000	Kyowa Hakko Kogyo Co., Ltd.	56,018	0.0
4,000	Kyushu Electric Power Co., Inc.	30,382	0.0
37,000	Marubeni Corp.	238,923	0.1
10,100	Marui Co., Ltd.	74,287	0.0
11,000	Maruichi Steel Tube Ltd.	212,054	0.1
1,700	McDonald’s Holdings Co. Japan Ltd.	48,222	0.0
3,286	Miraca Holdings, Inc.	147,598	0.1
63,000	Mitsubishi Chemical Holdings Corp.	245,135	0.1
15,900	Mitsubishi Corp.	294,402	0.1
5,000	Mitsubishi Estate Co., Ltd.	88,229	0.0
81,400	Mitsubishi UFJ Financial Group, Inc.	372,096	0.2
2,110	Mitsubishi UFJ Lease & Finance Co., Ltd.	91,232	0.0
21,700	Mitsui & Co., Ltd.	304,794	0.1
121,000	Mitsui Chemicals, Inc.	247,217	0.1
6,497	Mitsui Fudosan Co., Ltd.	121,419	0.1
5,600	Mitsui Sumitomo Insurance Group Holdings, Inc.	88,842	0.0
108,123	Mizuho Financial Group, Inc.	174,583	0.1
9,100	Namco Bandai Holdings, Inc.	144,293	0.1
11,000	Nippon Express Co., Ltd.	43,280	0.0
11,200	Nippon Paper Group, Inc.	132,884	0.1
6,900	Nippon Telegraph & Telephone Corp.	319,943	0.2
18,000	Nippon Yusen KK	36,557	0.0
23,163	Nishi-Nippon City Bank Ltd.	49,643	0.0
39,300	Nissan Motor Co., Ltd.	368,556	0.2
76,000	Nisshin Steel Co., Ltd.	72,216	0.0
600	Nitori Co., Ltd.	60,165	0.0
4,300	NKSJ Holdings, Inc.	77,955	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
3,500	NOK Corp.	$58,798	0.0
13,400	Nomura Holdings, Inc.	44,699	0.0
12,500	Nomura Real Estate Holdings, Inc.	209,481	0.1
134	NTT DoCoMo, Inc.	228,282	0.1
120	NTT Urban Development Corp.	91,388	0.0
500	Oriental Land Co., Ltd.	67,493	0.0
1,590	ORIX Corp.	147,950	0.1
10,000	Osaka Gas Co., Ltd.	43,789	0.0
10,600	Otsuka Holdings Co. Ltd.	323,943	0.2
5,700	Sankyo Co., Ltd.	263,985	0.1
1,000	Secom Co., Ltd.	50,719	0.0
22,800	Seiko Epson Corp.	147,129	0.1
22,000	Sekisui House Ltd.	206,802	0.1
8,800	Seven & I Holdings Co., Ltd.	267,770	0.1
27,000	Shimadzu Corp.	187,884	0.1
1,000	Shimamura Co., Ltd.	118,938	0.1
16,900	Shionogi & Co., Ltd.	244,280	0.1
3,200	Shiseido Co., Ltd.	45,710	0.0
3,000	Shizuoka Bank Ltd.	31,224	0.0
6,500	Softbank Corp.	265,828	0.1
129,000	Sojitz Corp.	173,512	0.1
4,800	Sony Corp.	54,370	0.0
34,100	Sumitomo Corp.	453,900	0.2
15,000	Sumitomo Heavy Industries	51,972	0.0
7,000	Sumitomo Metal Mining Co., Ltd.	72,678	0.0
11,900	Sumitomo Mitsui Financial Group, Inc.	370,636	0.2
7,300	Suzuki Motor Corp.	133,643	0.1
15,000	T&D Holdings, Inc.	152,935	0.1
90,000	Taisei Corp.	245,653	0.1
6,532	Takeda Pharmaceutical Co., Ltd.	307,092	0.1
6,689	Tokio Marine Holdings, Inc.	161,504	0.1
1,500	Tokyo Electron Ltd.	70,865	0.0
12,000	Tokyo Gas Co., Ltd.	66,374	0.0
11,000	Tokyu Land Corp.	54,316	0.0
9,000	Toppan Printing Co., Ltd.	52,934	0.0
46,000	Toshiba Corp.	147,811	0.1
10,000	Toyo Suisan Kaisha Ltd.	248,652	0.1
3,400	Toyoda Gosei Co., Ltd.	70,628	0.0
1,700	Toyota Industries Corp.	47,999	0.0
20,600	Toyota Motor Corp.	819,161	0.4
12,800	Toyota Tsusho Corp.	262,391	0.1
2,400	Trend Micro, Inc.	66,929	0.0
800	Uni-Charm Corp.	46,602	0.0
340	USS Co., Ltd.	36,662	0.0
2,990	Yamada Denki Co., Ltd.	144,345	0.1
4,000	Yamaguchi Financial Group, Inc.	33,503	0.0
11,100	Yamaha Motor Co., Ltd.	96,563	0.1
9,600	Yamato Holdings Co., Ltd.	159,954	0.1
5,800	Yokogawa Electric Corp.	68,067	0.0
		19,466,200	8.6

	Luxembourg: 0.1%
11,658	ArcelorMittal	172,403	0.1

	Macau: 0.1%
56,400	Sands China Ltd.	200,086	0.1

See Accompanying Notes to Financial Statements

3

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS
as of August 31, 2012 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: 2.1%
4,668		ASML Holding NV	$264,891	0.1
638		Corio NV	27,172	0.0
4,277		Delta Lloyd NV	59,030	0.0
6,837		European Aeronautic Defence and Space Co. NV	260,217	0.1
367		Gemalto NV	29,039	0.0
2,539		Heineken Holding NV	117,597	0.1
7,449		Heineken NV	413,335	0.2
22,569		Koninklijke Ahold NV	279,122	0.1
2,007		Koninklijke DSM NV	94,215	0.1
32,410		Koninklijke KPN NV	277,928	0.1
597		Koninklijke Vopak NV	38,307	0.0
24,439		Royal Dutch Shell PLC - Class A	854,987	0.4
29,145		Royal Dutch Shell PLC - Class B	1,051,458	0.5
18,990		Koninklijke Philips Electronics NV	435,882	0.2
14,182		Unilever NV	494,601	0.2
			4,697,781	2.1

		New Zealand: 0.1%
5,592		Fletcher Building Ltd.	29,948	0.0
10,253		Sky City Entertainment Group Ltd.	31,244	0.0
55,548		Telecom Corp. of New Zealand Ltd.	109,958	0.1
			171,150	0.1

		Norway: 0.6%
2,785		DnB NOR ASA	31,977	0.0
5,049		SeaDrill Ltd.	207,232	0.1
19,448		Statoil ASA	497,275	0.2
5,980		Telenor ASA	109,331	0.1
10,190		Yara International ASA	498,216	0.2
			1,344,031	0.6

		Portugal: 0.3%
63,333		Energias de Portugal S.A.	154,497	0.1
26,433		Jeronimo Martins	441,966	0.2
27,740		Portugal Telecom SGPS S.A.	135,449	0.0
			731,912	0.3

		Singapore: 0.8%
32,000		Ascendas Real Estate Investment Trust	60,668	0.0
15,000		DBS Group Holdings Ltd.	174,285	0.1
22,000		Fraser and Neave Ltd.	145,007	0.1
137,000		Global Logistic Properties Ltd.	260,940	0.1
97,000		Golden Agri-Resources Ltd.	55,392	0.0
40,000		Hutchison Port Holdings Trust	28,000	0.0
7,000		Jardine Cycle & Carriage Ltd.	260,339	0.1
7,000		Keppel Corp., Ltd.	62,935	0.1
198,000	@	Neptune Orient Lines Ltd.	173,662	0.1
26,000		Olam International Ltd.	40,207	0.0
6,000		Oversea-Chinese Banking Corp.	44,805	0.0
4,000		Singapore Airlines Ltd.	34,232	0.0

33,000		Singapore Telecommunications Ltd.	89,803	0.1
10,000		StarHub Ltd.	29,003	0.0

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Singapore: (continued)
3,000		United Overseas Bank Ltd.	$46,026	0.0
7,000		United Overseas Land Ltd.	29,658	0.0
204,000		Yangzijiang Shipbuilding Holdings Ltd.	161,665	0.1
			1,696,627	0.8

		Spain: 1.3%
16,674		Amadeus IT Holding S.A.	372,004	0.2
24,261		Banco Popular Espanol S.A.	55,212	0.0
60,802	@	Banco Santander Central Hispano S.A.	432,657	0.2
17,223		Banco Bilbao Vizcaya Argentaria S.A.	131,011	0.1
23,384		CaixaBank	88,983	0.0
35,400		Ferrovial SA	417,242	0.2
70,594		Iberdrola S.A.	279,587	0.1
3,275		Inditex S.A.	363,712	0.2
10,909		Red Electrica de Espana	471,954	0.2
17,144		Telefonica S.A.	216,661	0.1
8,738		Zardoya Otis SA	101,126	0.0
			2,930,149	1.3

		Sweden: 1.4%
16,737		Assa Abloy AB	510,945	0.2
7,637		Boliden AB	111,864	0.1
2,490		Elekta AB	126,772	0.1
6,376		Telefonaktiebolaget LM Ericsson	59,530	0.0
4,153		Getinge AB	123,619	0.1
5,601		Hennes & Mauritz AB	202,353	0.1
6,426		Holmen AB	165,829	0.1
4,344		Industrivarden AB	58,267	0.0
15,172		Kinnevik Investment AB	306,796	0.1
6,442	@	Lundin Petroleum AB	145,119	0.1
9,177		Nordea Bank AB	84,686	0.0
11,276		Ratos AB	101,023	0.0
15,784		Sandvik AB	210,642	0.1
16,333		Securitas AB	121,511	0.1
13,739		Skandinaviska Enskilda Banken AB	104,953	0.0
16,526		Skanska AB	254,051	0.1
999		Svenska Handelsbanken AB	34,765	0.0
5,997		Swedbank AB	104,738	0.0
6,307		Swedish Match AB	261,916	0.1
7,006		Tele2 AB - B Shares	123,172	0.1
			3,212,551	1.4

		Switzerland: 3.5%
8,772		ACE Ltd.	646,760	0.3
5,468	@	Actelion Ltd. - Reg	257,971	0.1
653	@	Adecco S.A.	29,538	0.0
7,214		Cie Financiere Richemont SA	441,338	0.2
8,182	@	Credit Suisse Group	157,663	0.1
1,306	@	Geberit AG - Reg	274,951	0.1
2,050		Kuehne & Nagel International AG	232,990	0.1
27,845		Nestle S.A.	1,729,832	0.8
24,237		Novartis AG	1,429,271	0.6
1,261		Partners Group	242,662	0.1
7,132		Roche Holding AG - Genusschein	1,296,552	0.6
2,462	@	Swiss Re Ltd.	154,077	0.0

See Accompanying Notes to Financial Statements

4

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS
as of August 31, 2012 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland: (continued)
829		Syngenta AG	$279,892	0.1
16,381	@	UBS AG - Reg	182,769	0.1
2,575	@	Zurich Financial Services AG	618,046	0.3
			7,974,312	3.5

		United Kingdom: 9.1%
74,089		Aberdeen Asset Management PLC	328,064	0.1
6,985		Amec PLC	122,832	0.1
10,110		Anglo American PLC	280,760	0.1
33,196		ARM Holdings PLC	301,674	0.1
7,209		Associated British Foods PLC	151,466	0.1
9,045		AstraZeneca PLC	423,097	0.2
21,715		Aviva PLC	112,547	0.1
2,824		Babcock International Group	41,958	0.0
15,292		BAE Systems PLC	77,310	0.0
6,439		Balfour Beatty PLC	28,655	0.0
75,001		Barclays PLC	218,279	0.1
34,733		BG Group PLC	710,303	0.3
28,199		BHP Billiton PLC	825,283	0.4
175,847		BP PLC	1,233,487	0.6
20,920		British American Tobacco PLC	1,096,401	0.5
7,245		British Land Co. PLC	62,014	0.0
115,087		BT Group PLC	397,544	0.2
26,920		Bunzl PLC	480,406	0.2
9,625		Cobham PLC	33,479	0.0
9,182		Compass Group PLC	103,321	0.1
6,894		Croda International	257,665	0.1
27,537		Diageo PLC	752,711	0.3
1,779	@	Ensco PLC	102,061	0.1
25,191		Eurasian Natural Resources Corp.	120,863	0.1
14,228		Experian Group Ltd.	226,753	0.1
37,566		GlaxoSmithKline PLC	851,480	0.4
3,958		Hammerson PLC	28,711	0.0
153,632		HSBC Holdings PLC	1,338,339	0.6
55,850		ICAP PLC	281,778	0.1
19,851		Imperial Tobacco Group PLC	774,488	0.3
10,093		Intercontinental Hotels Group PLC	257,364	0.1
98,716	@	International Consolidated Airlines Group SA	219,725	0.1
57,084		ITV PLC	75,410	0.0
7,597		Johnson Matthey PLC	289,791	0.1
39,971		Kingfisher PLC	175,025	0.1
25,178		Legal & General Group PLC	51,157	0.0
100,339	@	Lloyds TSB Group PLC	52,951	0.0
4,218		London Stock Exchange Group PLC	66,482	0.0
69,550		Melrose PLC	261,379	0.1
58,971		National Grid PLC	640,158	0.3
523		Next PLC	29,678	0.0
42,087		Old Mutual PLC	111,169	0.1
27,389		Pearson PLC	519,597	0.2
12,394		Petrofac Ltd.	295,405	0.1
8,662		Prudential PLC	108,205	0.1
9,877		Reckitt Benckiser PLC	558,573	0.3
13,688		Resolution Ltd.	47,002	0.0
4,255		Rexam PLC	28,625	0.0
7,168		Rio Tinto PLC	312,950	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
10,204	@	Rolls-Royce Holdings PLC	$132,937	0.1
75,053		Royal & Sun Alliance Insurance Group	135,897	0.1
23,641		Sage Group PLC	111,154	0.1
10,515		Scottish & Southern Energy PLC	228,552	0.1
1,654		Shire PLC	50,072	0.0
25,884		Smith & Nephew PLC	274,719	0.1
32,047		Standard Chartered PLC	707,849	0.3
30,151		Tesco PLC	161,022	0.1
13,234		TUI Travel PLC	44,562	0.0
14,890		Tullow Oil PLC	322,256	0.1
9,868		Unilever PLC	354,659	0.2
387,911		Vodafone Group PLC	1,118,721	0.5
4,632		Wolseley PLC	186,837	0.1
34,816		WPP PLC	451,096	0.2
17,490		Xstrata PLC	264,149	0.1
			20,408,857	9.1

		United States: 57.0%
10,258		3M Co.	949,891	0.4
7,813		Abbott Laboratories	512,064	0.2
593	@	Adobe Systems, Inc.	18,543	0.0
9,583	@	Advanced Micro Devices, Inc.	35,649	0.0
2,470	@	AES Corp.	28,133	0.0
10,779		Aetna, Inc.	414,021	0.2
1,362		Aflac, Inc.	62,897	0.0
15,627		Agilent Technologies, Inc.	580,699	0.3
12,486		AGL Resources, Inc.	495,070	0.2
692		Airgas, Inc.	57,484	0.0
297	@	Alexion Pharmaceuticals, Inc.	31,841	0.0
988		Allegheny Technologies, Inc.	29,284	0.0
4,373		Allergan, Inc.	376,646	0.2
1,186		Allstate Corp.	44,214	0.0
3,755		Altera Corp.	140,174	0.1
12,633		Altria Group, Inc.	429,017	0.2
791	@	Amazon.com, Inc.	196,350	0.1
791		Ameren Corp.	25,882	0.0
3,359		American Electric Power Co., Inc.	144,403	0.1
5,533		American Express Co.	322,574	0.1
10,979	@	American International Group, Inc.	376,909	0.2
8,004		Ameriprise Financial, Inc.	439,500	0.2
6,473		AmerisourceBergen Corp.	249,340	0.1
11,329		Amgen, Inc.	950,730	0.4
494		Analog Devices, Inc.	19,632	0.0
8,565		Apache Corp.	734,449	0.3
3,952		Apartment Investment & Management Co.	104,649	0.0
4,373	@	Apollo Group, Inc. - Class A	117,415	0.1
9,548		Apple, Inc.	6,351,712	2.8
35,743		Applied Materials, Inc.	417,836	0.2
26,094		Archer-Daniels-Midland Co.	698,014	0.3
5,024		Assurant, Inc.	177,096	0.1
46,461		AT&T, Inc.	1,702,331	0.8
2,075	@	Autodesk, Inc.	64,429	0.0
1,186		Automatic Data Processing, Inc.	68,883	0.0
4,248	@	Autonation, Inc.	170,770	0.1
297	@	Autozone, Inc.	107,407	0.0

See Accompanying Notes to Financial Statements

5

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS
as of August 31, 2012 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
988		AvalonBay Communities, Inc.	$139,822	0.1
1,096		Avery Dennison Corp.	34,228	0.0
36,343		Bank of America Corp.	290,381	0.1
12,897		Baxter International, Inc.	756,796	0.3
198		BB&T Corp.	6,245	0.0
5,787		Beam, Inc.	337,729	0.2
181		Becton Dickinson & Co.	13,752	0.0
198	@	Bed Bath & Beyond, Inc.	13,300	0.0
17,486		Bemis Co., Inc.	529,126	0.2
12,541	@	Berkshire Hathaway, Inc.	1,057,708	0.5
890	@	Big Lots, Inc.	27,092	0.0
494	@	Biogen Idec, Inc.	72,415	0.0
4,561	@	BMC Software, Inc.	188,825	0.1
2,425		Boeing Co.	173,145	0.1
5,335		Boston Properties, Inc.	598,214	0.3
96,248	@	Boston Scientific Corp.	519,739	0.2
11,379		Bristol-Myers Squibb Co.	375,621	0.2
14,959	@	Broadcom Corp.	531,493	0.2
2,348		Brown-Forman Corp.	150,507	0.1
7,258		CA, Inc.	188,926	0.1
7,805		Cablevision Systems Corp.	116,685	0.1
6,817	@	Cameron International Corp.	372,958	0.2
9,609		Campbell Soup Co.	337,660	0.2
4,100		Capital One Financial Corp.	231,773	0.1
1,878		Caterpillar, Inc.	160,250	0.1
12,547	@	CBRE Group, Inc.	217,189	0.1
14,465		CBS Corp. - Class B	525,658	0.2
3,416	@	Celgene Corp.	246,089	0.1
27,193		CenterPoint Energy, Inc.	554,465	0.2
198	@	Cerner Corp.	14,482	0.0
1,878		CF Industries Holdings, Inc.	388,765	0.2
20,098		Chevron Corp.	2,254,192	1.0
494	@	Chipotle Mexican Grill, Inc.	142,588	0.1
7,311		Chubb Corp.	540,210	0.2
593		Cigna Corp.	27,142	0.0
9,183		Cincinnati Financial Corp.	355,015	0.2
2,075		Cintas Corp.	83,871	0.0
25,105		Cisco Systems, Inc.	479,003	0.2
22,372		Citigroup, Inc.	664,672	0.3
494	@	Citrix Systems, Inc.	38,379	0.0
2,668		Clorox Co.	194,097	0.1
7,212		CME Group, Inc.	395,939	0.2
8,863		CMS Energy Corp.	204,469	0.1
1,087		Coach, Inc.	63,187	0.0
28,288		Coca-Cola Co.	1,057,971	0.5
3,934		Coca-Cola Enterprises, Inc.	116,171	0.1
692	@	Cognizant Technology Solutions Corp.	44,482	0.0
1,516		Colgate-Palmolive Co.	161,166	0.1
36,330		Comcast Corp. – Class A	1,218,145	0.5
3,656		Comerica, Inc.	112,276	0.1
2,767		ConAgra Foods, Inc.	69,479	0.0
3,853		ConocoPhillips	218,812	0.1
8,679		Consolidated Edison, Inc.	526,121	0.2
297	@	Constellation Brands, Inc.	9,783	0.0
396		Corning, Inc.	4,748	0.0
1,384		Costco Wholesale Corp.	135,452	0.1
593	@	Covidien PLC	33,238	0.0
3,952		CR Bard, Inc.	387,731	0.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
4,919	@	Crown Castle International Corp.	$312,160	0.1
24,687		CSX Corp.	554,470	0.2
619		Cummins, Inc.	60,111	0.0
23,716		CVS Caremark Corp.	1,080,264	0.5
1,285		Deere & Co.	96,516	0.0
13,654	@	Dell, Inc.	144,596	0.1
7,607	@	Denbury Resources, Inc.	117,832	0.1
11,417		Devon Energy Corp.	660,245	0.3
791		DeVry, Inc.	15,274	0.0
8,660		Diamond Offshore Drilling	580,393	0.3
988	@	DIRECTV	51,465	0.0
5,266		Discover Financial Services	203,952	0.1
11,123	@	Discovery Communications, Inc. - Class A	609,985	0.3
2,668	@	Dollar Tree, Inc.	128,518	0.1
14,811		Dominion Resources, Inc.	777,281	0.3
1,532		Dover Corp.	88,565	0.0
3,458		Dow Chemical Co.	101,354	0.0
4,909		DTE Energy Co.	286,686	0.1
198		Dun & Bradstreet Corp./The	16,028	0.0
4,502		Eastman Chemical Co.	248,781	0.1
6,718		Edison International	294,181	0.1
692		EI Du Pont de Nemours & Co.	34,427	0.0
27,069	@	Electronic Arts, Inc.	360,830	0.2
27,387		Eli Lilly & Co.	1,229,950	0.5
16,844	@	EMC Corp.	442,829	0.2
2,221		Emerson Electric Co.	112,649	0.1
6,076		Entergy Corp.	413,654	0.2
4,340		EOG Resources, Inc.	470,022	0.2
2,724		EQT Corp.	146,987	0.1
2,569		Equity Residential	155,168	0.1
9,847		Exelon Corp.	359,120	0.2
2,339		Expedia, Inc.	120,131	0.1
10,512		Expeditors International Washington, Inc.	384,844	0.2
3,290	@	Express Scripts Holding Co.	206,020	0.1
45,274		ExxonMobil Corp.	3,952,420	1.8
3,666	@	F5 Networks, Inc.	357,398	0.2
1,783		Family Dollar Stores, Inc.	113,470	0.1
6,422		Fastenal Co.	276,724	0.1
9,879		Federated Investors, Inc.	209,632	0.1
6,269		FedEx Corp.	549,352	0.2
1,212		Fifth Third Bancorp.	18,350	0.0
934		First Horizon National Corp.	8,369	0.0
297		FirstEnergy Corp.	12,979	0.0
19,250		Flir Systems, Inc.	381,150	0.2
2,552		Fluor Corp.	131,428	0.1
35,709		Ford Motor Co.	333,522	0.1
4,051	@	Forest Laboratories, Inc.	140,529	0.1
297		Franklin Resources, Inc.	34,868	0.0
9,258		Freeport-McMoRan Copper & Gold, Inc.	334,306	0.1
28,452		Frontier Communications Corp.	131,448	0.1
18,178		Gannett Co., Inc.	277,396	0.1
12,942		Gap, Inc.	463,582	0.2
12,152		General Dynamics Corp.	796,078	0.4
83,705		General Electric Co.	1,733,531	0.8
6,478	@	Gilead Sciences, Inc.	373,716	0.2

See Accompanying Notes to Financial Statements

6

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS
as of August 31, 2012 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
1,388		Goldman Sachs Group, Inc.	$146,739	0.1
3,163	@	Google, Inc. - Class A	2,166,940	1.0
10,969		H&R Block, Inc.	181,647	0.1
14,075		Halliburton Co.	461,097	0.2
890		Harman International Industries, Inc.	40,967	0.0
2,075		Harris Corp.	97,587	0.0
1,186		Hasbro, Inc.	44,487	0.0
13,424		HCP, Inc.	615,625	0.3
988		Helmerich & Payne, Inc.	45,092	0.0
4,044		Hershey Co.	290,440	0.1
5,236		Hess Corp.	264,575	0.1
1,985		Hewlett-Packard Co.	33,507	0.0
2,174		HJ Heinz Co.	121,135	0.1
17,697		Home Depot, Inc.	1,004,305	0.4
1,087		Honeywell International, Inc.	63,535	0.0
24,057		Hormel Foods Corp.	690,917	0.3
40,899		Hudson City Bancorp., Inc.	294,064	0.1
747		Humana, Inc.	52,350	0.0
3,952		Huntington Bancshares, Inc.	26,083	0.0
9,257		International Business Machines Corp.	1,803,726	0.8
11,501		Illinois Tool Works, Inc.	681,894	0.3
25,700		Intel Corp.	638,131	0.3
1,087	@	IntercontinentalExchange, Inc.	148,593	0.1
3,114		International Flavors & Fragrances, Inc.	188,459	0.1
21,320		International Game Technology	262,023	0.1
13,886		International Paper Co.	479,900	0.2
19,359		Johnson & Johnson	1,305,377	0.6
33,098		JPMorgan Chase & Co.	1,229,260	0.5
21,397		Keycorp	180,377	0.1
835		Kimberly-Clark Corp.	69,806	0.0
18,740		Kimco Realty Corp.	380,797	0.2
2,668		Kohl’s Corp.	139,270	0.1
2,174		Kraft Foods, Inc.	90,286	0.0
9,333		Kroger Co.	207,939	0.1
7,863		L-3 Communications Holdings, Inc.	552,297	0.2
2,186	@	Lam Research Corp.	74,608	0.0
6,381		Lexmark International, Inc.	138,532	0.1
542	@	Life Technologies Corp.	25,859	0.0
1,779		Lincoln National Corp.	41,308	0.0
9,355		Linear Technology Corp.	308,949	0.1
5,039		Loews Corp.	204,835	0.1
5,246		Lorillard, Inc.	658,425	0.3
13,212		Lowe’s Cos., Inc.	376,278	0.2
19,265	@	LSI Logic Corp.	150,074	0.1
12,589		Macy’s, Inc.	507,463	0.2
25,919		Marathon Oil Corp.	721,067	0.3
3,069		Marathon Petroleum Corp.	158,821	0.1
890		Marsh & McLennan Cos., Inc.	30,411	0.0
2,249		Mastercard, Inc.	951,102	0.4
4,841		Mattel, Inc.	170,113	0.1
8,779		McCormick & Co., Inc.	539,382	0.2
13,711		McDonald’s Corp.	1,226,997	0.5
3,261		McGraw-Hill Cos., Inc.	166,963	0.1
3,186		McKesson Corp.	277,532	0.1
17,208		Medtronic, Inc.	699,677	0.3
37,743		Merck & Co., Inc.	1,624,836	0.7
2,767		Metlife, Inc.	94,438	0.0

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
15,609	@	MetroPCS Communications, Inc.	$151,876	0.1
91,271		Microsoft Corp.	2,812,972	1.3
21,504		Molex, Inc.	570,931	0.3
3,147		Molson Coors Brewing Co.	140,167	0.1
7,367		Monsanto Co.	641,739	0.3
5,236	@	Monster Beverage Corp.	308,557	0.1
16,344		Moody’s Corp.	647,222	0.3
8,996		Motorola Solutions, Inc.	428,749	0.2
9,258		Murphy Oil Corp.	475,213	0.2
4,051	@	Mylan Laboratories	95,482	0.0
3,261	@	Nabors Industries Ltd.	48,165	0.0
6,426		Nasdaq Stock Market, Inc.	146,963	0.1
1,384		Newell Rubbermaid, Inc.	24,815	0.0
4,940	@	Newfield Exploration Co.	161,192	0.1
1,131		Newmont Mining Corp.	57,319	0.0
16,436		News Corp. - Class A	384,438	0.2
3,755	@	Noble Corp.	143,216	0.1
255		Noble Energy, Inc.	22,415	0.0
2,569		Nordstrom, Inc.	148,565	0.1
2,066		Norfolk Southern Corp.	149,702	0.1
1,581		Northern Trust Corp.	73,422	0.0
8,960		Northrop Grumman Corp.	599,334	0.3
297		Nucor Corp.	11,182	0.0
32,576	@	Nvidia Corp.	457,041	0.2
21,209		NYSE Euronext	531,285	0.2
4,606		Occidental Petroleum Corp.	391,556	0.2
3,084		Omnicom Group	158,425	0.1
52,417		Oracle Corp.	1,658,998	0.7
1,384	@	O’Reilly Automotive, Inc.	117,571	0.1
6,027	@	Owens-Illinois, Inc.	105,352	0.0
2,470		Parker Hannifin Corp.	197,551	0.1
6,027		Peabody Energy Corp.	130,364	0.1
11,228		People’s United Financial, Inc.	134,399	0.1
7,734		PepsiCo, Inc.	560,174	0.2
4,051		PerkinElmer, Inc.	110,592	0.1
90,048		Pfizer, Inc.	2,148,545	1.0
5,335		Pacific Gas & Electric Co.	231,592	0.1
18,789		Philip Morris International, Inc.	1,677,858	0.7
8,496		Phillips 66	356,832	0.2
586		Pinnacle West Capital Corp.	30,103	0.0
2,964		Pitney Bowes, Inc.	39,599	0.0
396		Plum Creek Timber Co., Inc.	16,208	0.0
11,954		PNC Financial Services Group, Inc.	743,061	0.3
6,215		PPG Industries, Inc.	683,774	0.3
2,554		PPL Corp.	74,909	0.0
1,142		Precision Castparts Corp.	183,953	0.1
297	@	Priceline.com, Inc.	179,557	0.1
5,632		Principal Financial Group, Inc.	154,542	0.1
29,303		Procter & Gamble Co.	1,968,869	0.9
1,384		Prudential Financial, Inc.	75,442	0.0
4,446		Public Service Enterprise Group, Inc.	140,760	0.1
791		Public Storage, Inc.	115,138	0.1
791		QEP Resources, Inc.	22,694	0.0

See Accompanying Notes to Financial Statements

7

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS
as of August 31, 2012 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
7,682		Qualcomm, Inc.	$472,136	0.2
198		Quest Diagnostics	11,973	0.0
1,031		Ralph Lauren Corp.	163,568	0.1
593		Range Resources Corp.	38,658	0.0
3,695		Raytheon Co.	208,841	0.1
74,652		Regions Financial Corp.	519,578	0.2
6,619		Republic Services, Inc.	183,015	0.1
8,969		Robert Half International, Inc.	235,885	0.1
7,943		Rockwell Automation, Inc.	572,373	0.3
106		Rockwell Collins, Inc.	5,180	0.0
1,878		Roper Industries, Inc.	193,040	0.1
5,497		Ross Stores, Inc.	380,337	0.2
692	@	Rowan Companies PLC	24,345	0.0
3,952		RR Donnelley & Sons Co.	43,393	0.0
2,174		Ryder System, Inc.	86,982	0.0
8,569		Safeway, Inc.	134,105	0.1
11,040		SAIC, Inc.	134,798	0.1
692	@	Sandisk Corp.	28,524	0.0
1,909		SCANA Corp.	90,410	0.0
4,397		Schlumberger Ltd.	318,255	0.1
2,371		Scripps Networks Interactive - Class A	140,126	0.1
494	@	Seagate Technology	15,813	0.0
1,893		Simon Property Group, Inc.	300,419	0.1
2,273		SLM Corp.	35,800	0.0
6,057		Snap-On, Inc.	420,477	0.2
2,767		Southern Co.	125,428	0.1
5,928		Southwest Airlines Co.	52,996	0.0
1,680		Spectra Energy Corp.	47,477	0.0
1,285		Staples, Inc.	14,032	0.0
11,309		Starbucks Corp.	561,039	0.3
10,275		Starwood Hotels & Resorts Worldwide, Inc.	566,461	0.3
494		Stryker Corp.	26,310	0.0
1,087		Sunoco, Inc.	51,296	0.0
10,931	@	Symantec Corp.	194,900	0.1
1,779		Sysco Corp.	53,904	0.0
988		T. Rowe Price Group, Inc.	60,703	0.0
799		Target Corp.	51,208	0.0
2,174		TECO Energy, Inc.	37,741	0.0
1,574	@	Teradata Corp.	120,222	0.1
41,485	@	Teradyne, Inc.	647,996	0.3
12,055		Tesoro Corp.	479,066	0.2
1,087		Texas Instruments, Inc.	31,566	0.0
4,766		Time Warner Cable, Inc.	423,316	0.2
11,236		TJX Cos., Inc.	514,496	0.2
10,285		Torchmark Corp.	526,386	0.2
7,496		Total System Services, Inc.	173,757	0.1
11,208		Travelers Cos., Inc.	725,606	0.3
1,384	@	TripAdvisor, Inc.	46,281	0.0
3,755		Tyco International Ltd.	211,707	0.1
38,585		Tyson Foods, Inc.	604,241	0.3
1,629		Union Pacific Corp.	197,826	0.1
2,174		United Parcel Service, Inc. - Class B	160,463	0.1
15,161		United Technologies Corp.	1,210,606	0.5
17,415		UnitedHealth Group, Inc.	945,635	0.4
8,099		UnumProvident Corp.	158,011	0.1
11,452		Valero Energy Corp.	357,990	0.2
1,779	@	Varian Medical Systems, Inc.	104,587	0.0
1,779	@	VeriSign, Inc.	84,823	0.0

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
38,376		Verizon Communications, Inc.	$1,647,865	0.7
2,135		VF Corp.	325,972	0.1
13,928		Viacom - Class B	696,539	0.3
6,664		Visa, Inc.	854,658	0.4
6,822		Vornado Realty Trust	553,742	0.2
3,853		Vulcan Materials Co.	149,959	0.1
12,151		Walgreen Co.	434,520	0.2
12,971		Wal-Mart Stores, Inc.	941,695	0.4
5,810		Walt Disney Co.	287,421	0.1
1,751		Washington Post	617,228	0.3
99	@	Waters Corp.	7,939	0.0
1,779	@	Watson Pharmaceuticals, Inc.	144,722	0.1
2,075		WellPoint, Inc.	124,230	0.1
33,422		Wells Fargo & Co.	1,137,351	0.5
6,808	@	Western Digital Corp.	284,711	0.1
11,570		Western Union Co.	203,748	0.1
1,087		Whirlpool Corp.	82,025	0.0
1,581		Whole Foods Market, Inc.	152,962	0.1
1,779		Williams Cos., Inc.	57,408	0.0
5,266		Windstream Corp.	51,975	0.0
392		Wisconsin Energy Corp.	14,880	0.0
198		WW Grainger, Inc.	40,780	0.0
1,779		Wyndham Worldwide Corp.	92,757	0.0
358		Wynn Resorts Ltd.	36,935	0.0
8,004		Xcel Energy, Inc.	223,232	0.1
5,928		Xerox Corp.	43,689	0.0
8,002		Xilinx, Inc.	271,348	0.1
791		Xylem, Inc.	19,213	0.0
45,989	@	Yahoo!, Inc.	673,739	0.3
1,581		Yum! Brands, Inc.	100,741	0.0
396		Zimmer Holdings, Inc.	24,465	0.0
			128,262,684	57.0

		Total Common Stock (Cost $219,458,652)	224,759,491	99.9

PREFERRED STOCK: 0.1%
		Germany: 0.1%
4,751		ProSieben SAT.1 Media AG	114,140	0 .0
807		Volkswagen AG	142,130	0.1

		Total Preferred Stock (Cost $242,326)	256,270	0.1

RIGHTS: 0.0%
		Spain: 0.0%
10,958	@,X	ACS Actividades de Construccion y Servicios SA	14,720	0.0

		Total Rights (Cost $–)	14,720	0.0

		Total Long-Term Investments (Cost $219,700,978)	225,030,481	100.0

See Accompanying Notes to Financial Statements

8

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS
as of August 31, 2012 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
1,531,235	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,531,235)	1,531,235	0.7

	Total Short-Term Investments (Cost $1,531,235)	1,531,235	0.7

	Total Investments in Securities (Cost $221,232,213)	$226,561,716	100.7
	Liabilities in Excess of Other Assets	(1,593,073)	(0.7)

	Net Assets	$224,968,643	100.0

@	Non-income producing security

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

	Cost for federal income tax purposes is $222,543,992.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$17,005,098
	Gross Unrealized Depreciation	(12,987,374)

	Net Unrealized depreciation	$4,017,724

Sector Diversification	Percentage of Net Assets
Financials	17.2%
Information Technology	14.0
Consumer Staples	11.9
Health Care	11.2
Consumer Discretionary	11.0
Industrials	10.8
Energy	10.3
Materials	5.6
Telecommunication Services	4.4
Utilities	3.6
Short-Term Investments	0.7
Liabilities in Excess of Other Assets	(0.7)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

9

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Advantage and Premium Opportunity Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 1, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 1, 2012